American Water Star, Inc. Announces Investor Conference Call, Hosted by Company Chairman & CEO, Roger Mohlman

LAS VEGAS--(BUSINESS WIRE)-Oct. 21, 2004--American Water Star, Inc. (AMEX: AMW - News), today announced an investor conference call to be held at 4:15 p.m. Eastern Standard Time on Thursday, October 28, 2004. American Water Star's Chairman & CEO, Roger Mohlman, will host the call.

"Over the last several months, American Water Star has made significant progress in establishing itself as a leading industry player," stated Mr. Mohlman. "We have a commitment to our stockholders as well as the investment community to maximum disclosure and communication, and for that reason, we believe a thorough discussion of our business is called for."

Interested parties may listen to the conference call by telephone.

    To listen to the conference call as it takes place:

        Call 1-800-434-1335 in the United States or Canada; or

        Call 1-404-920-6620 in the Atlanta Area or Internationally

        Pin Code: 474341

        Exclusive: For Expedited Entry into the Conference, please register via  this link ( www.AccuConference.com/AMW ) for your Direct Access

800 number.

    To listen to a recording of the call (available immediately following the call and for 30 days after the call takes place):

        Call 1-800-977-8002 in the United States or Canada; or

        Call 1-404-920-6650 in the Atlanta Area or Internationally

        Pin Code: Press * then 474341

About American Water Star, Inc.:American Water Star Inc. ("AMW") is a publicly traded company, (AMEX: AMW), and is engaged in the beverage bottling industry. Its product brands are both licensed and developed in-house, and bottled in strategic locations throughout the United States. AMW's beverage products are sold by the truckload, principally to distributors, who sell to retail stores, corner grocery stores, convenience stores, schools and other outlets.

At AMW, we believe our great-tasting, new zero sugar; zero calorie flavored water beverages have positioned us to capture a large share of the market for healthy flavored waters. Our products include Hawaiian Tropic -- a product featuring a sugar-free, no carbonation, and caffeine-free, sodium-free tropical drink. Hawaiian Tropic flavors include Strawberry Kiwi, Kiwi-Lemon Lime, Orange Guava and Pineapple Pink Grapefruit. For grade school age children we are introducing Geyser Sport -- our new non-sugared, 0 calorie, 0 carbohydrates, 0 sodium, vitamin and mineral-enriched, fruit-flavored beverage brand. Our other premium beverages include; Geyser Fruit Beverages -- our line of eight different fruit-flavored waters which have proven to be popular with consumers and Geyser Fruta -- our Latin line of seven different fruit-flavored beverages.

Forward-Looking Statements: This press release may contain statements that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "establish," "project" and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from AMW's historical experience and our present expectations or projections. These risks include, but are not limited to, our ability to become an industry leader; changes in economic conditions; changes in the non-alcoholic beverages business environment, including actions of competitors and changes in consumer preferences; our ability to capture market share; the effectiveness of our advertising and marketing programs; fluctuations in the cost and availability of raw materials or necessary services; our ability to avoid production output disruptions; our ability to achieve earnings goals; regulatory and legal changes; our ability to penetrate developing and emerging markets; litigation uncertainties; and other risks discussed in our filings with the SEC, including our Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB, which filings are available from the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact:
American Water Star Inc.	Redwood Consultants, LLC.
Donald Hejmanowski, 702-740-7036	Jens Dalsgaard, 415-884-0348